UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2016

NewLink Genetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2503 South Loop Drive Ames, IA		50010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (515) 296-5555

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01.    Other Events.

On January 22, 2016, NewLink Genetics Corporation (the "Company") announced the presentation of data that describe a combination therapy of indoximod, an IDO pathway inhibitor, plus gemcitabine/nab-paclitaxel, for patients with metastatic pancreatic cancer.
The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1
Press Release, dated January 22, 2016, entitled “NewLink Genetics Presents Phase 1b Data of Indoximod in Combination with Gemcitabine/Nab-Paclitaxel for Patients with Metastatic Pancreatic Cancer That Show Encouraging Durable Responses with Delayed Pattern”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    January 22, 2016

NewLink Genetics Corporation

By:	/s/ John B. Henneman III
John B. Henneman III
Its:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1
Press Release, dated January 22, 2016, entitled “NewLink Genetics Presents Phase 1b Data of Indoximod in Combination with Gemcitabine/Nab-Paclitaxel for Patients with Metastatic Pancreatic Cancer That Show Encouraging Durable Responses with Delayed Pattern”